UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2003

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota

1-9595

41-0907483

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South Richfield, Minnesota		55423
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following is furnished as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
99

Press release issued November 21, 2003. Any internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these internet addresses is included herein.

Item 9. Regulation FD Disclosure.

Pursuant to Item 9, “Regulation FD Disclosure,” information is being furnished with respect to Best Buy Co., Inc.’s press release, issued on November 21, 2003, announcing that the registrant had received notice of and was served with a shareholder lawsuit filed on November 20, 2003 in the U.S. District Court in Minneapolis alleging violations of Sections 10(b) and 20(a) and Rule 10b-5 of the Securities Exchange Act of 1934.

The press release issued on November 21, 2003, is furnished as Exhibit No. 99 to this Report. Best Buy Co., Inc.’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: November 24, 2003	By:	/s/ Darren R. Jackson
Darren R. Jackson
Executive Vice President – Finance and Chief Financial Officer